FRONT OF STOCK CERTIFICATE

                        CLASS A
  NOT MORE           COMMON STOCK
THAN 100,000                                                         NOT MORE
  SHARES                                                           THAN 100,000
NUMBER    INCORPORATED UNDER THE LAWS      [GRAPHIC OF GODDESS HERE]   SHARES

FCX        OF THE STATE OF DELAWARE                                    SHARES

         This Certificate is Transferable
   in Melbourne, Australia and New York, New York                   SEE REVERSE
                                                                    FOR CERTAIN
                                                                    DEFINITIONS


                         Freeport-McMoRan Copper & Gold Inc.

   This is to certify that                                    CUSIP 35671D 10 5




   is the owner of

   Fully paid and non-assessable shares, of the par value of ten cents ($.10) per share, of the Class A Common Stock of

[CORPORATE SEAL]

   Freeport-McMoRan Copper & Gold Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.
   This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

   DATED


 Countersigned and registered:
Mellon Securities Trust Company
  (New York)          Transfer Agent
                       and Registrar
BY
                               Michael C. Kilanowski, Jr.     James R. Moffett
    Authorized Signature               Secretary           Chairman of the Board


                              BACK OF STOCK CERTIFICATE

                         Freeport-McMoRan Copper & Gold Inc.

      The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation, or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request must be made to the office of the secretary of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common     UNIF GIFT MIN ACT - Custodian
      TEN ENT - as Tenants by the entireties             ......................
      JT TEN  - as joint tenants with right of           (Cust)         (Minor)
                survivorship and not as tenants          under Uniform Gifts to
                in common                                Minors Act............
                                                                     (State)

        Additional abbreviations may also be used though not in the above list

      For value received, _______________ hereby sell, assign and transfer unto Please Insert Social Security or Other
      Identifying Number of Assignee


_______________________________________________________________________________
 (Please Print or Typewrite Name and Address, including Zip Code, or Assignee)

_______________________________________________________________________________


_______________________________________________________________________________


_________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________



                 ______________________________________________________________
         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.